                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): JANUARY 12, 2005

                     AFFORDABLE RESIDENTIAL COMMUNITIES INC.
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               (Exact Name of Registrant as Specified in Charter)

          MARYLAND                      001-31987                 84-1477939
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(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

              600 Grant Street, Suite 900, Denver, Colorado, 80203
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code: 303-383-7500
                                                            -------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On January 12, 2005, Affordable Residential Communities Inc. ("ARC") issued a press release announcing that Todd M. Abbrecht, Thomas M. Hagerty and Scott A.
Schoen have resigned from ARC's board of directors. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

Exhibit
Number             Description
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Exhibit 99.1       Press Release issued by ARC on January 12, 2005.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2005

                                         AFFORDABLE RESIDENTIAL COMMUNITIES INC.

                                         By: /s/ John G. Sprengle
                                             -----------------------------------
                                             John G. Sprengle
                                             Vice Chairman, President
                                             and Co-Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit
Number                Description
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Exhibit 99.1          Press Release issued by ARC on January 12, 2005.